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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in this registration statement of Hybrid Networks Incorporated on Form S-8 (File No. 333-40027) of our report dated August 28, 1997 on our audit of the financial statements and financial statement schedule of Hybrid Networks, as of December 31, 1996 and for the year then ended, which reports are included in this Annual Report on Form 10-K.

PricewaterhouseCoopers LLP


San Jose, California
June 9, 1999


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